EXHIBIT 10.39


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                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                         MANAGEMENT LIFE INSURANCE PLAN
                                 (July 17, 1985)
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                                    ARTICLE 1
                                TITLE AND PURPOSE

      1.01 The Company hereby establishes a plan as set forth herein, which shall be known as the Public Service Company of New Mexico Management Life Insurance Plan (the "Plan").

         1.02 The purpose of the Plan is to provide additional life insurance for selected management employees.

         1.03 Participation in the Plan by an Employee does not and shall be deemed to constitute a contract of employment between the Company and the Employee, nor shall any provision hereunder restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate employment.

                                   ARTICLE II
                                   DEFINITIONS

       The following terms as used herein shall have the meaning specified below unless the context otherwise requires. The masculine pronoun, where used, shall include the feminine, and the singular shall, where appropriate, include plural.


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         2.01  "Accelerated  Management  Performance Plan" shall mean the Public
Service Company of New Mexico Accelerated Management Performance Plan, as amended from time to time.

         2.02 "Annual Earnings" shall mean the annual rate of base earnings of an Employee as of the date of death, exclusive of overtime pay, bonuses, commissions, or other special payments, before deductions, including any and all federal, state and other taxes.

         2.03 "Authorized Leave of Absence" means a leave of absence approved by the Company.

         2.04 "Beneficiary" shall mean that person or persons or fiduciary which the Employee has designated in writing, and which designation has been filed with the Plan Administrator, to receive the benefits payable upon the Employee's death. Until a written designation to the contrary is filed, if the Employee has an Eligible Spouse, the Employee shall be deemed to have designated such Eligible Spouse as Beneficiary, or if the Employee has no Eligible Spouse, the Employee shall be deemed to have designated the Employee's estate as Beneficiary.

         2.05 "Board of Directors" means the Board of Directors of the Company.

         2.06 "Company" means Public Service Company of New Mexico or any successor thereto and any company affiliated with Public Service Company of New Mexico which adopts the Plan.


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         2.07 "Effective Date" of the Plan shall be July 17, 1985.

         2.08 "Eligible Spouse" means the wife or husband to whom an Employee has been legally married continuously for at least one (1) year prior to the date of such Employee's death.

         2.09 "Employee" shall mean any person who is receiving compensation for
personal   services   rendered  to  the  Company  or  would  be  receiving  such compensation except for an Authorized Leave of Absence.

         2.10 "Management Pay Group" means a management group of employees designated by the President of the Company.

         2.11 "Maximum Performance Credits" shall mean a total of thirty (30) Performance Credits as defined in and earned in accordance with the terms of the Company's Accelerated Management Performance Plan.

         2.12 "Plan" means the Public Service Company of New Mexico Management Life Insurance Plan.

         2.13 "Plan Administrator" shall mean the person designated by the President of the Company as a Plan Administrator of the Plan.


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         2.14 "Service Group Life Insurance  Plan" shall mean the Public Service
Company of New Mexico Service Group Term Life Insurance Plan, as amended from time to time.

         2.15 "Year" means the period of twelve (12) consecutive calendar months.

                                   ARTICLE III
                                  PARTICIPATION
         3.01 Eligibility for Participation. Each Employee shall become a Participant under the Plan of the Employee.

                  3.01.1 Is a member of the Management Pay Group, and 3.01.2 Has completed six (6) months of service.

         3.02 Date of Participation.

                  3.02.1 Each Employee who on July 17, 1985, fulfills the requirements of Section 3.01 shall become a Participant under the Plan or the Effective Date of the Plan.

                  3.02.2 Each other Employee shall become a Participant on the date he fulfills the requirements of Section 3.01.

         3.03 Duration of Participation. An Employee shall be continued to be covered under the Plan until the date on which an Employee is no longer a member of the Management Pay Group.

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                                   ARTICLE IV
                               INSURANCE BENEFITS

         4.01 Amount of Life Insurance. The amount of life insurance that each Employee will have shall be determined as follows:

                  4.01.1 Employees Accumulating Less Than Maximum Performance Credits and Thirty Years of Service. An Employee who dies prior to accumulating a total of thirty (30) Performance Credits under the terms of the Accelerated Management Performance Plan or thirty (30) Years of Service, shall have life insurance benefits in an amount equal to three (3) times his Annual Earnings, reduced by the amount of life insurance payable to Employee's Beneficiary under the Service Group Term Life Insurance Plan, if any.

                  4.01.2 Employee With Maximum Performance Credits or Thirty Years of Service. An Employee who dies after accumulating a total of thirty (30) Performance Credits under the terms of the Accelerated Management Performance Plan, or thirty (30) Years of Service, shall have life insurance benefits in an amount equal to one (1) times his Annual Earnings, reduced by the amount of life insurance payable to Employee's Beneficiary under the Service Group Life Insurance Plan, if any.


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         4.02 Maximum  Benefits.  The maximum amount of life insurance  benefits that may be provided under the Plan, including the amount of life insurance payable under the Service Group Life Insurance Plan, is Four Hundred Thousand Dollars ($400,000.00).

                                    ARTICLE V
                               PAYMENT OF PREMIUMS

         5.01 Payment of Premiums. The cost of each Employee's life insurance coverage shall be paid by the Company.

                                   ARTICLE VI
                               PLAN ADMINISTRATION

         6.01 Administration of the Plan. The Board of Directors hereby vest the Plan Administrator with all powers and authority necessary to administer the Plan as herein provided, and with the authority to make such rules and regulations of uniform application as the Plan Administrator may deem necessary to carry out the provisions of the Plan. The Plan Administrator shall have the exclusive right to interpret the provisions of the Plan and to determine any questions arising thereunder or in connection with the administration thereof. Any decision or action of the Plan Administrator shall be conclusive and binding upon the Employees and Beneficiaries.


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         6.02 Reliance on Reports and Certificates.  The Plan  Administrator may
rely conclusively upon all tables, certificates, opinions and reports furnished by the insurance company, accountant, counsel or person who may from time to time be employed or engaged for such purposes.

                                   ARTICLE VII
                            AMENDMENT AND TERMINATION

         7.01 General. The Board of Directors of the Company may, at any time, amend or terminate the Plan except as set forth in Section 7.01 hereof.

         7.02 Restrictions on Amendment or Termination. The Board of Directors in terminating or amending the Plan shall require that payments be made to a Beneficiary of a deceased Employee entitled to benefits as if such Plan had not been amended or terminated.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 No Alienation. The benefits provided hereunder shall not be subject to alienation, assignment, pledge, anticipation, attachment, garnishment, receivership, execution or levy of any kind, including liability or alimony or support payments, and any attempt to cause such benefits to be subject shall not be recognized, except to the extent as may be required by law.


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         8.02  Construction and Governing Law. In any question or interpretation or other matter of doubt, the Plan Administrator and the Company may rely upon the counsel for the Company. The Provisions of this Plan shall be construed, administered and enforced in accordance with the laws of the State of New Mexico.
         IN WITNESS WHEREOF, the Company has caused this Plan to be adopted this 23rd day of July, 1985.

                                        PUBLIC SERVICE COMPANY OF
                                          NEW MEXICO

                                        By:      /S/ Jerry D. Geist
                                                   JERRY D. GEIST,
                                               Chairman and President

ATTEST:



/S/ J. B. Mulcock Jr.
Secretary


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